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                                                                  Exhibit 10.123

                          ASSIGNMENT AND ASSUMPTION OF
                         AGREEMENT FOR PURCHASE AND SALE

     THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT FOR PURCHASE AND SALE (this "Assignment") is made and entered into as of this 28th day of April, 2004, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, as Assignor ("Assignor"), and INLAND WESTERN SAN ANTONIO MILITARY DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership, as Assignee ("Assignee").

                                    RECITALS:

     A. Assignor previously has executed and entered into that certain Purchase and Sale Agreement dated as of February 19, 2004, with XXL One, Ltd. (as amended, the "Agreement").

     B. Assignor desires to assign all of its right, title and interest in, to and under the Agreement to Assignee, and Assignee desires to accept such assignment and assumes all of Assignor's duties and obligations under the Agreement that arise and accrue from and after the date of this Assignment, all upon and subject to the terms and provisions of this Assignment.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual agreement of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. INCORPORATION OF RECITALS. The foregoing Recitals are, by this reference, incorporated into the body of this Assignment as if the same had been set forth in the body of this Assignment in their entirety.

     2. ASSIGNMENT. Assignor hereby assigns, conveys, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Agreement.

     3. ACCEPTANCE OF ASSIGNMENT AND ASSUMPTION. Assignee hereby accepts the foregoing assignment and hereby assumes, and agrees to perform, all of Assignor's duties and obligations under the Agreement that arise and accrue from and after the date of this Assignment.

     4. SEVERABILITY. If any provision of this Assignment or the application thereof to any person or circumstance is or shall be deemed illegal, invalid or unenforceable, the remaining provisions of this Assignment shall remain in full force and effect and this Assignment shall be interpreted as if such illegal, invalid or unenforceable provision did not exist.

     5. BINDING EFFECT. Each provision of this Assignment shall extend to and shall bind and inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors and assigns.

     6. TIME OF ESSENCE. Time is of the essence of this Assignment and each provision hereof.

     7. ENTIRE AGREEMENT. This Assignment contains the entire agreement of Assignor and Assignee with respect to subject matter hereof. No prior agreements or understandings with respect to the subject matter hereof shall be valid or of any force or effect.

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     8.   GOVERNING LAW. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     9. COUNTERPARTS. This Assignment may be executed in separate counterparts, each of which shall constitute an original copy hereof, but all of which shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the date and year first written above.

                                     ASSIGNOR:

                                     INLAND REAL ESTATE ACQUISITIONS, INC.,
                                     an Illinois corporation


                                     By:  /s/ Jason A. Lazarus
                                        ----------------------------------------
                                          Jason A. Lazarus
                                          Authorized Signatory

                                     ASSIGNEE:

                                     INLAND WESTERN SAN ANTONIO
                                     MILITARY DRIVE LIMITED PARTNERSHIP,
                                     an Illinois limited partnership

                                     By:  INLAND WESTERN SAN ANTONIO MILITARY
                                          DRIVE GP, L.L.C., its General Partner

                                          By:  INLAND WESTERN RETAIL REAL ESTATE
                                               TRUST, INC., its Sole Member


                                               By:  /s/ Valerie Medina
                                                  ------------------------------
                                                    Name:  Valerie Medina
                                                         -----------------------
                                                    Its:  Asst. Secretary
                                                        ------------------------